UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2025

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Predictive Oncology Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36790	33-1007393
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 43rd Street, Suite 110

Pittsburgh, Pennsylvania 15201

(Address of Principal Executive Offices) (Zip Code)

(412) 432-1500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

Predictive Oncology Inc. (“POAI”) is filing this Current Report on Form 8-K to confirm that it has decided to discontinue discussions with Renovaro Inc. (“RENB”) regarding the previously reported proposed merger between the two companies. Contrary to misrepresentations by RENB, including in an April 4, 2025 press release referring to a “binding agreement merger agreement [sic]” with POAI, POAI has not entered into a merger agreement with RENB. As previously disclosed, on January 1, 2025, POAI entered into a letter of intent with RENB concerning the proposed merger transaction, which was subsequently modified on February 28, 2025 pursuant to an extension agreement. The extension agreement, among other items, extended the term of the letter of intent through March 31, 2025. The letter of intent terminated on March 31, 2025, pursuant to its terms. POAI has no further obligations to RENB under the letter of intent.

POAI remains committed to its core business and is excited to work even more diligently towards making further advancements in AI-driven drug discovery and drug development.

Forward-Looking Statements

Certain statements made in this Current Report are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward- looking statements reflect POAI’s current expectations and projections about future events and are subject to substantial risks, uncertainties and assumptions about POAI’s operations and the investments POAI make. All statements, other than statements of historical facts, included in this Current Report regarding our strategy, future operations, future financial position, future revenue and financial performance, projected costs, prospects, changes in management, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “would,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. POAI’s actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors including, among other things, factors discussed under the heading “Risk Factors” in POAI’s filings with the SEC. Except as expressly required by law, POAI disclaims any intent or obligation to update these forward-looking statements. POAI does not give any assurance that POAI will achieve its expectations described in this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Predictive Oncology Inc.

Date: April 7, 2025	By:	/s/ Josh Blacher
Josh Blacher
Interim Chief Financial Officer